                                                                EXHIBIT 10.4


***Confidential treatment has been requested for portions of this agreement. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.

                         TECHNOLOGY LICENSING AGREEMENT


          This TECHNOLOGY LICENSING AGREEMENT (this "Agreement") is entered into
                                                     ---------
on July 24, 1998, but intended to be effective as of January 1, 1998, by and
b
etween WorldSpace Management Corporation, a corporation organized under the laws of the State of Delaware ("WorldSpace"), American Mobile Radio Corporation,
                                ----------
a corporation organized under the laws of the State of Delaware ("AMRC"), AMRC
                                                                  ----
Holdings, a corporation organized under the laws of the State of Delaware ("AMRC
                                                                            ----
Holdings") and American Mobile Satellite Corporation, a corporation organized
--------
under the laws of the State of Delaware ("AMSC") (each a "Party" and together
                                          ----            -----
the "Parties").
     -------

          WHEREAS, AMRC is taking steps to commence the establishment of a Digital Audio Radio Service ("DARS") sate llite system in the United States (the
                              ----
"AMRC System") under the license granted to AMRC in October 1997 by the U.S.
 -----------
Federal Communications Commission, as such license may from time to time be modified or amended;

          WHEREAS, WorldSpace recognizes that in connection with the establishment of the AMRC System it will be necessary and/or desirable for AMRC to have the use of certain technology comprised of patents, patent applications, software, databases, know-how and the intellectual property rights therein owned by, licensed to or developed from time to time by WorldSpace or any corporation, partnership or other entity controlled by, controlling or under common ownership or control with WorldSpace (a "WorldSpace Affiliate" and together with
                               --------------------
WorldSpace, the "WorldSpace Group
") and to be used in any digital radio
                 ----------------
broadcasting system being implemented outside the United States by the WorldSpace Group or in which the WorldSpace Group participates (such system, the "WorldSpace System"); and
 -----------------

          WHEREAS, AMSC recognizes that in connection with the establishment of the AMRC System it will be necessary and/or desirable for AMRC to have the use of certain technology comprised of patents, patent applications, software, databases, know-how and the intellectual property rights therein owned by, licensed to or developed from time to time by AMSC and used by AMSC in its mobile satellite business in the United States (the "AMSC System");
                                                     -----------

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Licensed Technology.  (a)
 The technologies set forth below in
              -------------------
this Section 1(a) are collectively referred to herein as "WorldSpace Licensed
                                                          -------------------
Technology:"
----------

          [*****] Pages 1-2

          (b) The technologies set forth below in this Section 1(b) are collectively referred to herein as "AMSC Licensed Technology:"
                                    ------------------------

          ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (i) the technologies described in that certain document entitled "Final MT Performance Specification", which sets forth
                 ----------------------------------
                functional and performance specifications for mobile terminals for AMSC's MSAT system;

          (ii)  [*****]

          (iii) technology owned by AMSC or licensable by AMSC relating to the Seavey low-profile omnidirectional L-band antenna developed by AMSC as part of its low-rate codec project;

          (iv) all other technologies now or from time to time used in the AMSC System and which have practical application to the AMRC System and which AMSC owns, acquires or licenses and is permitted to sublicense to AMRC, subject to the provisions of Section 7 hereof; and

          (v) all improvements made from time to time by AMSC to any of the items set forth in Subsections (i) through (iv) above.

          (c) The WorldSpace Licensed Technology and the AMSC Licensed Technology are collectively referred to herein as the "Licensed Technology".
                                                       -------------------

          2.    Grant of License.  (a)  WorldSpace hereby grants to AMRC a
                ----------------
license to use the WorldSpace Licensed Technology for the development, implementation and commercialization of the AMRC System for transmission in and over the geographic area of the United States and its territories.

          (b) AMSC hereby grants to AMRC a license to use the AMSC Licensed Technology for the development, implementation and commercialization of the AMRC System for transmission in and over the geographic area of the United States and its territories.

          (c) The licenses granted under Subsections (a) and (b) of this Section shall include the right for AMRC to incorporate the WorldSpace Licensed Technology or the AMSC Licensed Technology, as the case may be, in AMRC's own technology and exploit all such rights granted to AMRC herein with respect to the Licensed Technology without obligation to make any payment of any kind to WorldSpace, AMSC or any third party except to the extent expressly set forth in
Section 4 of this Agreement.

          3.    Sublicensing; Reservation of Certain Rights.  (a)  Under the
                -------------------------------------------
licenses set forth in Section 2, AMRC shall have the non-exclusive right (subject to the provisions of this Section 3) to use the Licensed Technology for the development, implementation and commercialization of a DARS satellite system. Subject to the terms and conditions set forth herein, each of WorldSpace and AMSC shall retain all rights not expressly granted hereunder, including the right to use the WorldSpace Licensed Technology and the AMSC Licensed Technology, respectively, for any purpose whatsoever.

          ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          (b) AMRC shall have the right to sublicense the WorldSpace Licensed Technology to any third party, in connection with the development, implementation and commercialization of the AMRC System, including, for example, chipset manufacturers, terrestrial repeater manufacturers and receiver manufacturers, provided, however, that (i) AMRC shall pay to WorldSpace [*****]
               --------  -------
of the fees received from AMRC's sublicensee with respect to any WorldSpace Licensed Technology so sublicensed that are in excess of the minimum payments, if any, to be made to WorldSpace for such sublicensed technology under Section 4 hereof; and (ii) AMRC shall not permit any such sublicensee to further sublicense the WorldSpace Licensed Technology without the prior written consent of WorldSpace, which consent shall not be unreasonably withheld.

          (c) WorldSpace reserves the right to license the WorldSpace Licensed Technology to any third party for use in a DARS satellite system other than the AMRC System for transmission in and over the geographic area of the United States or its territories; provided, however, that any such license negotiated
                           --------  -------
by WorldSpace shall be subject to the consent of AMRC, which consent shall not be unreasonably withheld; and provided further, that (i) if such third party is
                              -------- -------
CD Radio, Inc. or any affiliate thereof, all payments made by such third party with respect to such license shall be for the benefit of WorldSpace and (ii) if such third party is neither CD Radio Inc. nor an affiliate thereof, WorldSpace and AMRC shall determine the proper allocation of the receipt of such payments at the time of the execution of such license.

          (d) AMRC shall have the right to sublicense the AMSC Licensed Technology to any third party, in connection with the development, implementation and commercialization of the AMRC System, including, for example, chipset manufacturers, terrestrial repeater manufacturers and receiver manufacturers, without obligation to pay any sublicensing fees to AMSC; provided, however, that (i) AMRC shall pay to AMSC [*****] of the fees received
--------  -------
from AMRC's sublicensee with respect to any AMSC Licensed Technology so sublicensed that are in excess of the minimum payments, if any, to be made to AMSC for such sublicensed technology and (ii) AMRC shall not permit any sublicensee to further sublicense the AMSC Licensed Technology without the prior written consent of AMSC, which consent shall not be unreasonably withheld.

          (e) AMSC reserves the right to license the AMSC Licensed Technology to any third party for use in a DARS Satellite System other than the AMSC System or the AMRC System for transmission in and over the geographic area of the United States or its territories, provided, however, that any such license for use
                           --------  -------
outside the AMSC System or the AMRC System in the United States or its territories negotiated by AMSC shall be subject to the consent of AMRC, which consent shall not be unreasonably withheld.

          4.  Royalty Payments.  In the event that AMRC uses the Licensed
              ----------------
Technology or any portion thereof, except the MCM Technology discussed in Subsection 4(c), in connection with a DARS satellite system, AMRC shall make royalty payments to WorldSpace or AMSC, as the case may be, as follows.

          [*****]

          ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

          In the event that WorldSpace shall be required to pay to Thomson any additional fees relating to AMRC's use of the WorldSpace Licensed Technology, then WorldSpace shall promptly give notice of such fees to AMRC and AMRC shall be liable for and pay such fees.

          Any such royalties payable to WorldSpace that are not paid when due as aforesaid shall accrue interest from the date on which payment becomes due at nine percent (9%) per annum, compounded quarterly, with any payments received being applied first to the oldest quarterly installments and accumulated interest thereon.

          In the event that the WorldSpace Group should negotiate a reduction in the royalty payments payable to the owners of certain components of the [*****], then the royalty payments specified in this Subsection 4(a) shall be reduced
----
dollar for dollar (or on an appropriate percentage basis) to reflect any such reduction.

          (b) [*****] In connection with the use of the [*****], AMRC shall make the following payments to WorldSpace: [*****] per year, payable on January 1 of each year, with the payment for 1998 payable upon signing of this Agreement.

          Any such royalties payable to WorldSpace that are not paid when due as aforesaid shall accrue interest from the date on which payment becomes due at nine percent (9%) per annum, compounded quarterly, with any payments received being applied first to the oldest annual installments and accrued interest thereon.

          (c) [*****] In connection with the development of the [*****], AMRC shall make the following payments to WorldSpace, regardless of the success or failure of the development of the [*****], as follows:

          (i) [*****], payable upon delivery of such portion of the [*****] as shall be embodied in the [*****] to be supplied to AMRC at or around September 30, 1998

          (ii) [*****] per fiscal quarter beginning with the first quarter following such delivery until such time that the sum of such quarterly royalty fees equals [*****]; and

          (iii) [*****] of such costs as may be incurred by WorldSpace relating to the further development of the [*****] beyond the [*****] mentioned above, up to a maximum additional amount payable by
                                 -----
                AMRC under this Subsection (iii) equal to [*****];

provided, however, that (x) each of the quarterly royalty fees contemplated by
--------  -------
Subsection (c)(ii) shall accrue interest from the first day of the related fiscal quarter at nine percent (9%) per annum, compounded quarterly, (y) no payments with respect to the quarterly royalty fees contemplated by Subsection
(c)(ii) need be made prior to the time that AMRC records quarterly gross revenues in excess of [*****], determined in accordance with GAAP, and (z) any

          ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

payments made with respect to the quarterly royalty fees contemplated by Subsection (c)(ii) shall be allocated first to the oldest quarterly royalty payments and accrued interest thereon (an illustrative schedule of such quarterly royalty payments contemplated under Subsection (c)(ii) is attached hereto as Annex 1); provided, further, that any such royalty fees contemplated
                    -----------------
by Subsection (c)(iii) payable to WorldSpace that are not paid when due as aforesaid shall accrue interest from the date on which payment becomes due at nine percent (9%) per annum, compounded quarterly, with any payments received being applied first to the oldest annual installments and accrued interest thereon.

          In the event that the additional costs to be incurred by WorldSpace relating to the further development of the [*****] beyond the [*****] mentioned in Subsection (iii) above are anticipated by WorldSpace to exceed [*****], then
                                                                           ----
AMRC and WorldSpace shall jointly determine whether costs in excess of [*****] relating to the further development of the [*****] should be incurred and, if so, the manner of payment and financing, if any, of such costs.

          (d) Other Licensed Technology.  Licensed Technology other than that
              -------------------------
described in Subsections 4(a) through 4(c) above shall be made available to AMRC on a royalty-free basis except for such Licensed Technology (i) that is
                        ------
sublicensed to AMRC and for which WorldSpace or AMSC, as the case may be, must pay a royalty, in which case AMRC shall pay an incremental royalty to WorldSpace or AMSC, as the case may be, based on the royalty paid by WorldSpace or AMSC, respectively, or (ii) with respect to which the relevant parties agree otherwise.

          5.  Improvements to Licensed Technology.  (a)  AMRC grants to the
              -----------------------------------
WorldSpace Group a royalty-free, non-exclusive and irrevocable license to use and sublicense, world-wide, any and all improvements made by or for AMRC to the WorldSpace Licensed Technology; provided, however, that any sublicense granted
                                --------  -------
by WorldSpace shall be subject to the consent of AMRC, which consent shall not be unreasonably withheld.

          (b) AMRC grants to AMSC a royalty-free, non-exclusive and irrevocable license to use and sublicense, world-wide, any and all improvements made by or for AMRC to the AMSC Licensed Technology; provided, however, that any sublicense
                                          --------  -------
granted by AMSC shall be subject to the consent of AMRC, which consent shall not be unreasonably withheld.

          6.  AMRC Technology.  (a)  AMRC grants to the WorldSpace Group and to
              ---------------
AMSC a royalty-free, non-exclusive and irrevocable license to any and all technology (and all improvements thereto) hereafter developed by AMRC relating to the AMRC System (the "AMRC-Developed Technology"), which AMRC-Developed
                         -------------------------
Technology may be used and sublicensed (i) worldwide outside the United States and its territories or (ii) inside the United States and its territories only
(A) in the case of the WorldSpace Group, in connection with the WorldSpace System, or (B) in the case of AMSC, in connection with the AMSC System (other than in connection with any DARS satellite system).

          (b) WorldSpace hereby grants to AMRC a royalty-free, non-exclusive and irrevocable license to use and sublicense all improvements made by the WorldSpace Group to such AMRC-Developed Technology for the development, implementation and commercialization of the AMRC System.

          (c) AMSC hereby grants to AMRC a royalty-free, non-exclusive and irrevocable license to use and sublicense all improvements made by AMSC to such AMRC-Developed Technology for the development, implementation and commercialization of the AMRC System.

          7.  Third Party Technology.  (a)  In the event that AMRC obtains from
              ----------------------
any third party the right to use any technology which could be used in connection with the development, implementation and commercialization of the DARS satellite system for transmission in and over the geographic area of the United States or its territories, AMRC shall make all reasonable efforts to obtain for the WorldSpace Group and AMSC the right to use such technology in connection with the development, implementation and commercialization (i) outside the United States, of the WorldSpace System and the AMSC System, respectively and (ii) inside the United States and its territories, of the AMSC System (other than in connection with any DARS satellite system).

          (b) In the event that WorldSpace or AMSC obtains from any third party the right to use any technology which could be used in connection with the development, implementation and commercialization of a DARS satellite system for transmission in and over the geographic area of the United States or its territories, WorldSpace or AMSC, as the case may be, shall make all reasonable efforts to obtain for AMRC the right to use such technology in the United States and its territories in connection with the development, implementation and commercialization of the AMRC System.

          8.  Representations and Warranties.  (a)  Each Party hereby represents
              ------------------------------
and warrants to each of the other Parties as follows:

          (i) it is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

          (ii) it has the corporate power and authority to own its assets, carry on its business and execute and deliver this Agreement and to perform its obligations hereunder, including without limitation to grant to the other Parties the rights granted hereunder in accordance with the terms hereof;

          (iii) it has taken all appropriate and necessary action to authorize the execution, delivery and performance of this Agreement;

          (iv) all consents, approvals, licenses and authorizations of, and all filings and registrations with, any governmental or regulatory authority or other third party necessary for the due execution, delivery, performance and enforceability of this Agreement, have been obtained and are in full force and effect; and

          (v) this Agreement constitutes a legal, valid and binding obligation, enforceable in accordance with its terms; the execution, delivery and performance of this Agreement will not violate any provision of any laws or regulations applicable to it.

          (b)   WorldSpace hereby represents and warrants that:

          (i) it has valid and enforceable ownership rights in and to, or has the rights from the appropriate third parties to license rights in and to, the WorldSpace Licensed Technology, including but not limited to any and all patents, copyrights, trade secrets, designs, software, and any and all other technology therein;

          (ii) it has not previously assigned, pledged or otherwise encumbered any rights to the WorldSpace Licensed Technology in a manner that conflicts with the rights granted herein;

          (iii) to the best knowledge of WorldSpace, no element of the WorldSpace Licensed Technology violates or infringes any patent, copyright, trademark, trade secret or other proprietary right of any third party; and

          (iv) there are no judgments, orders, injunctions, decrees, awards or settlements outstanding (whether rendered by a court, tribunal, administrative agency or arbitral tribunal) against WorldSpace or referencing WorldSpace by name or by which WorldSpace is bound which affects the WorldSpace Licensed Technology or the use of the WorldSpace Licensed Technology in any manner material to the transactions contemplated hereby; and there is no litigation, judicial or arbitral action, or claim involving the WorldSpace Licensed Technology or the transaction contemplated by this Agreement which is pending or, to the knowledge of WorldSpace, threatened against WorldSpace.

          (c)   AMSC hereby represents and warrants that:

          (i) it has valid and enforceable ownership rights in and to, the AMSC Licensed Technology, including but not limited to any and all patents, copyrights, trade secrets, designs, software, and any and all other technology therein;

          (ii) it has not previously assigned, pledged or otherwise encumbered any rights to the AMSC Licensed Technology in a manner that conflicts with the rights granted herein;

          (iii) to the best knowledge of AMSC, no element of the AMSC Licensed Technology violates or infringes any patent, copyright, trademark, trade secret or other proprietary right of any third party; and

          (iv) there are no judgments, orders, injunctions, decrees, awards or settlements outstanding (whether rendered by a court, tribunal, administrative agency or arbitral tribunal) against AMSC or referencing AMSC by name or by which AMSC is bound which affects the AMSC Licensed Technology or the use of the AMSC Licensed Technology in any manner material to the transactions contemplated hereby; and there is no litigation, judicial or arbitral action, or claim involving the AMSC Licensed Technology or the transaction contemplated by this Agreement which is pending or, to the knowledge of AMSC, threatened against AMSC.

          (d) THE PARTIES ACKNOWLEDGE THAT THE WARRANTIES EXPRESSED HEREIN ARE THE SOLE WARRANTIES AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WHICH ARE HEREBY EXPRESSLY DISCLAIMED.

          9.  Certain Covenants.  (a)  Each Party agrees to use reasonable
              -----------------
efforts to inform the other Parties promptly of the existence of any technology or improvement referred to in Sections 5, 6 and 7 of which it becomes aware which could be used in connection with the development, implementation and commercialization of a DARS satellite system.

          (b) Each Party agrees to make available to the other Parties any detailed specifications required for such other Party to make use of the technology licensed hereunder.

          (c) WorldSpace agrees not to sell, assign or transfer to any third-party any element of, or interest in, the WorldSpace Licensed Technology for transmission in and over the geographic area of the United States and its territories in a manner inconsistent with the licenses granted under this Agreement.

          (d) AMSC agrees not to sell, assign or transfer to any third-party any element of, or interest in, the AMSC Licensed Technology for transmission in and over the geographic area of the United States and its territories in a manner inconsistent with the licenses granted under this Agreement.

          (e) AMRC agrees not to sell, assign or transfer to any third-party any element of, or interest in, the AMRC-Developed Technology in a manner inconsistent with the licenses granted under this Agreement.

          (f) Until such time as may otherwise be agreed by the Parties hereto, WorldSpace shall provide to AMRC, promptly after the end of each fiscal quarter, information regarding the costs incurred for, and the status of, any and all technologies developed in connection with the MCM Technology.

          10. Confidentiality.  (a)  The Parties recognize that in the course
              ---------------
of performance of this Agreement, either of them may disclose to the other information about the disclosing Party's business or activities which such Party considers proprietary and confidential including, without limitation, trade secrets, marketing and business plans, customer lists, and information concerning the operations of the Parties (all of such proprietary and confidential information is hereinafter referred to as the "Confidential
                                                            ------------
Information").  The Party who receives any Confidential Information (the
-----------
"Receiving Party") agrees to maintain a confidential status for such
 ---------------
Confidential Information, to treat such Confidential Information in the same manner as it treats its own Confidential Information, not to use any such Confidential Information for any purpose other than the purpose for which it was originally disclosed to the Receiving Party, and not to disclose any of such Confidential Information to any third party, except to such vendors, consultants and other parties necessary for such Party to conduct its business, or unless such information: (i) is or has become available to the public from a source other than the Receiving Party; (ii) was already known to the Receiving Party from sources other than the other Party at the time it was disclosed to the Receiving Party; (iii) is disclosed to the Receiving Party by a third party who is not under any legal obligation prohibiting such disclosure; or (iv) is required to be disclosed by law.

          (b) The Parties acknowledge that they may be required to disclose Confidential Information to governmental agencies or authorities by law or in connection with the obtaining of approvals for the Company, and each shall endeavor to limit disclosure to that purpose. If either Party is required to disclose Confidential Information pursuant to this Section, such Party will immediately give the other Party written notice of any such disclosure, which notice shall specify the substance of the disclosure. The Party making such a disclosure shall take all reasonable steps to prevent further disclosure of such Confidential Information.

          (c) The provisions of this Section 10 shall survive the termination of this Agreement for any reason whatsoever. Upon such termination, the Parties shall return or destroy any Confidential Information which may have been transmitted by the other Party, as well as any copy or other reproduction, including without limitation, electronic data reproductions or representations.

          1.  11.  Termination and Default.  (a)  The term of this Agreement
                   -----------------------
shall commence on the date first written above and shall be automatically renewed yearly thereafter, unless sooner terminated in accordance with this
Section 11.

          (b) If any of WorldSpace or AMSC, on the one hand, or AMRC on the other hand, shall:

          (i) breach any of the terms and conditions of this Agreement, and shall fail to remedy such breach within ninety (90) days after an arbitrator duly appointed in accordance with Section 13 hereof determines that any of WorldSpace or AMSC, on the one hand, or AMRC, on the other hand, has breached or violated any of its material obligations hereunder, unless such breach is so remedied; or

          (ii) become insolvent or go into liquidation or receivership or be admitted to the benefits of any procedures for the settlement or postponement of debts or be declared bankrupt; or

          (iii) become a party to dissolution proceedings;

then (except as otherwise expressly provided herein), by providing written notice, (A) AMRC may terminate this Agreement (1) with respect to WorldSpace to the extent WorldSpace is the subject of any matter covered by Subsection (i),
(ii) or (iii) above or (2) with respect to AMSC to the extent AMSC is the subject of any matter covered by Subsection (i), (ii) or (iii) above; (B) WorldSpace may terminate its obligations under this Agreement, to the extent AMRC is the subject of any matter covered by Subsection (i), (ii) or (iii) above or (C) AMSC may terminate its obligations under this Agreement, to the extent AMRC is the subject of any matter covered by Subsection (i), (ii) or (iii) above.

          (c) After termination of this Agreement, AMRC shall return all documents (and copies thereof) and other embodiments of the Licensed Technology to WorldSpace or AMSC, as appropriate, or shall certify that such documents have been destroyed.

          12.  GOVERNING LAW.  THIS AGREEMENT, INCLUDING ALL ANNEXES, SHALL BE
               -------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OR CHOICE OF LAWS PROVISIONS THEREOF.

          13.  Arbitration.  (a)  Any controversy or claim arising out of or
               -----------
relating to this Agreement or the breach hereof shall be settled by arbitration in Washington, D.C. in accordance with the Expedited Arbitration Rules of JAMS/Endispute. The award of the arbitrator, JAMS/Endispute, shall be binding upon the parties hereto.

          (b) Each Party hereby submits to the jurisdiction of any arbitral tribunal referred to above, agrees that any award rendered by the arbitrators against it may be executed against its assets in any jurisdiction and submits to the jurisdiction of the courts in such jurisdiction in any legal proceedings relating to the execution of such award.

          14.  LIMITATION OF LIABILITY.  (a)  NO PARTY HERETO NOR ITS DIRECTORS,
               -----------------------
OFFICERS, EMPLOYEES, AGENTS, INDEPENDENT CONTRACTORS, PARTNERS OR STOCKHOLDERS SHALL BE LIABLE TO ANY OTHER PARTY HERETO FOR ANY LOSS OR DAMAGE WHATSOEVER (INCLUDING ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSS OR DAMAGE) ARISING FROM THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR OTHERWISE, UNLESS
                                                                     ------

          (1)  ARISING FROM THE WILLFUL MISCONDUCT OF SUCH PARTY, OR

          (2) ARISING FROM THE GROSS NEGLIGENCE OF SUCH PARTY, IN WHICH CASE SUCH LIABILITY SHALL BE LIMITED TO LOSSES OR DAMAGES OTHER THAN
                                                                    ----------
               SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES IN AN AMOUNT NOT TO EXCEED THE ROYALTY PAYMENT, IF ANY, RECEIVED BY SUCH PARTY WITH RESPECT TO THE RELEVANT TECHNOLOGY LICENSED BY SUCH PARTY HEREUNDER.

          (b) In the event of a claim of infringement of a third party's intellectual property rights arising from the WorldSpace Licensed Technology, WorldSpace will, to the extent consistent with its contractual, fiduciary, regulatory and other obligations, cooperate with AMRC as may be reasonably requested in the defense of such claim.

          (c) In the event of a claim of infringement of a third party's intellectual property rights arising from the AMSC Licensed Technology, AMSC will, to the extent consistent with its contractual, fiduciary, regulatory and other obligations, cooperate with AMRC as may be reasonably requested in the defense of such claim.

          (d) In the event of a claim of infringement of a third Party's intellectual property rights arising for the AMRC Developed Technology, AMRC will, to the extent consistent with its contractual, fiduciary, regulatory and other obligations, cooperate with WorldSpace and/or AMSC, as the case may be, as may be reasonably requested in the defense of such claim.

          15.  Notices.  Any and all notices or other communications or
               -------
deliveries required or permitted to be given pursuant to any of the provisions of this Agreement shall be deemed to have been duly given for all purposes if sent by certified or registered mail, return receipt requested and postage prepaid, hand delivered or sent by a nationally recognized overnight courier to the address listed below or at such other address as any Party may specify by notice given to the other Party in accordance with this Section 15.

          Notices to AMRC shall be sent to:

          AMRC Holdings, Inc.
          1250 23rd Street, N.W.
          Suite 57
          Washington, D.C. 20037
          Attn:  Chief Financial Officer
          Telephone: 202-969-6000
          Facsimile:  202-969-6001

          Notices to AMSC should be sent to:

          American Mobile Satellite Corporation
          10802 Parkridge Boulevard
          Reston, VA  20191
          Attn: General Counsel
          Telephone: 703-758-6130
          Facsimile: 703-758-6134

          Notices to WorldSpace shall be sent to:

          WorldSpace Management Corporation
          2400 N Street, N.W.
          Washington, D.C. 20037
          Attn:  Assistant General Counsel
          Telephone: 202-969-6000
          Facsimile:  202-969-6001

The date of giving of any such notice shall be the date of delivery when delivered by hand or by overnight courier, or three days following the posting of the mail.

          16.  Waiver.  No failure or delay by any Party at any time to enforce
               ------
one or more of the terms, conditions or obligations of this Agreement shall constitute a waiver of such terms, conditions or obligations or shall preclude such Party from requiring performance by the other Party at any time. No waiver of the provisions hereof shall be effective unless in writing and signed by the Party to be charged with such waiver. No waiver shall be deemed a continuing waiver or waiver in respect of any subsequent breach or default, either of similar or different nature, unless expressly so stated in writing.

          17.  Entire Agreement.  This Agreement contains the entire
               ----------------
understanding of the parties hereto with respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understanding between the parties with respect to such subject matter.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized directors, officers or representatives as of the date and year first above written.


                                       WORLDSPACE MANAGEMENT CORPORATION


                                       By   /s/ Noah Samara
                                            ----------------------------
                                            Name:  Noah Samara
                                            Title: Chairman & CEO

                                       AMERICAN MOBILE SATELLITE CORPORATION


                                       By   /s/ Gary Parsons
                                            ----------------------------
                                            Name:  Gary Parsons
                                            Title: Chairman & CEO

                                       AMRC HOLDINGS, INC.


                                       By   /s/ Hugh Panero
                                            ----------------------------
                                            Name:  Hugh Panero
                                            Title: President & CEO

                                       AMERICAN MOBILE RADIO CORPORATION


                                       By   /s/ Hugh Panero
                                            ----------------------------
                                            Name:  Hugh Panero
                                            Title: President & CEO

Attachments:

Annex 1 - Illustration of Royalty Payments contemplated under Section 4(c)

          ***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                         Annex 1
                                                                         -------

        Illustration of Royalty Payments Contemplated under Section 4(c)
        ----------------------------------------------------------------



[*****]

               AMENDMENT NO. 1 TO TECHNOLOGY LICENSING AGREEMENT

          This AMENDMENT NO. 1 TO TECHNOLOGY LICENSING AGREEMENT (this "Amendment") is entered into as of June 7, 1999, and amends that certain
 ---------
TECHNOLOGY LICENSING AGREEMENT (the "Technology Agreement") entered into on July
                                     --------------------
30, 1998, but intended to be effective as of January 1, 1998, by and between WorldSpace Management Corporation, a corporation organized under the laws of the State of Delaware ("WorldSpace"), XM Satellite Radio Inc. (formerly known as
                    ----------
American Mobile Radio Corporation ("AMRC")), a corporation organized under the
                                    ----
laws of the State of Delaware ("XM"), XM Satellite Radio Holdings Inc. (formerly
                                --
known as AMRC Holdings), a corporation organized under the laws of the State of Delaware ("XM Holdings") and American Mobile Satellite Corporation, a
           -----------
corporation organized under the laws of the State of Delaware ("American
                                                                --------
Mobile") (each a "Party" and together the "Parties").
                  -----                    -------

          WHEREAS, XM is employing various technologies developed by WorldSpace (and its affiliates) and AMSC in connection with the development and implementation of XM's satellite digital audio radio system pursuant to a license granted in October 1997 by the U.S. Federal Communications Commission and

          WHEREAS, XM is taking steps to commence the establishment of a Digital Audio Radio Service ("DARS") satellite system in the United States and other nations in North America in the footprint of XM's satellites under the license granted to XM in October 1997 by the U.S. Federal Communications Commission (the "XM System"), as such license may from time to time be modified or amended and such other licenses as may be required by appropriate governmental agencies in such other nations in North America in the footprint of XM's satellites; and

          WHEREAS, WorldSpace recognizes that in connection with the establishment of the XM System it will be necessary and/or desirable for XM to have the use of certain technology comprised of patents, patent applications, software, databases, know-how and the intellectual property rights therein owned by, licensed to or developed from time to time by WorldSpace or any corporation, partnership or other entity controlled by, controlling or under common ownership or control with WorldSpace (a "WorldSpace Affiliate" and together with WorldSpace, the "WorldSpace Group"; for purposes of this agreement WorldSpace
                 ----------------
Inc., a minority shareholder in WorldSpace International Network Inc., the parent company of WorldSpace , is recognized as a member of the WorldSpace Group) and to be used in any digital radio broadcasting system being implemented outside the United States by the WorldSpace Group or in which the WorldSpace Group participates (such system, the "WorldSpace System"); and
                                      -----------------

          WHEREAS, the Parties have determined that it is desirable and appropriate to clarify and amend certain provisions of the Technology Agreement in connection with the entering into of the Exchange Agreement by American Mobile, WorldSpace, Inc. and the other parties thereto;

          NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1.  Technology Transfer.  (a)  It was and remains the intent of XM,
              -------------------
American Mobile and WorldSpace that no transfer of equipment or technology from XM to WorldSpace (or any of its affiliates) or to American Mobile will be made pursuant to the Technology Agreement or otherwise unless the transfer is consistent with the requirements of the U.S. export control laws, including the Export Administration Regulations and the International Traffic in Arms Regulations.

          (b) For the avoidance of doubt, the Technology Agreement is hereby amended by the addition of new Section 18 thereto as follows:

          18.  Export Control.  No transfer of equipment or technology (x) from
               --------------
          AMRC to WorldSpace or any WorldSpace Affiliate or to AMSC, (y) from WorldSpace or any WorldSpace Affiliate to AMRC or AMSC or (z) from AMSC to WorldSpace or any WorldSpace Affiliate or AMRC, will be made pursuant to this Agreement or otherwise unless the transfer is consistent with the requirements of the U.S. export control laws, including the Export Administration Regulations and the International Traffic in Arms Regulations.

          (c) XM hereby confirms that it understands that it may be required to enter into technical assistance agreements that meet the requirements of the U.S. export control laws, including the Export Administration Regulations and the International Traffic in Arms Regulations, in connection with access by foreign nationals to data subject to U.S. export control regulations. XM further understands that the export of certain information required for (i) the development of its payload by Alcatel S.A. in France and (ii) the export of its satellites for launch on the Sea Launch System are subject to the export control licensing requirements imposed by applicable U.S. law and regulation, including the Export Administration Regulations and the International Traffic in Arms Regulations. In this connection, XM agrees to obtain, and will enable the appropriate third parties to obtain, all necessary U.S. governmental approvals for such technical assistance agreements and export licenses in a time frame consistent with the scheduled launch of the XM Satellite Radio system.

          (d) XM hereby covenants that any technical information it has in its possession which is subject to the requirements of the U.S. export control laws, including the Export Administration Regulations and the International Traffic in Arms Regulations, will be retained in accordance with the XM Satellite Radio Inc. Export Control Management Policy.

          2.  Use of Technology.  (a)  The parties hereby confirm that it was
              -----------------
and remains the intent of XM, American Mobile and WorldSpace that (i) XM be permitted to use the WorldSpace Licensed Technology and AMSC Licensed Technology for commercialization of the XM System anywhere in the footprint of XM's satellites launched for the XM system, and (ii) any use by WorldSpace (or any of its licensees or affiliates) of any XM-developed (or XM improved) technology licensed to WorldSpace under the Technology Agreement be limited to U.S. use by the WorldSpace Group at its U.S.-based facilities for the WorldSpace Group's satellite DARS systems outside the United States. XM, American M obile and
WorldSpace hereby agree to confirm their intent and to amend the Technology Agreement as set forth in Section 2(b)-(g) hereof.

          (b) The phrase "and other nations in North America in the footprint of AMRC's satellites launched for the XM System (as defined in Amendment No. 1 hereto)" is hereby inserted after the words "United States" in the second line of the first recital on page one of the Technology Agreement and the phrase "and such other licenses as may be required by appropriate governmental agencies in such other nations in North America in the footprint of AMRC's satellites launched for the XM System " is hereby inserted after the word "amended" in the fourth line of the first recital on page one of the Technology Agreement.

          (c) The phrase "and other nations in North America in the footprint of AMRC's satellites launched for the XM System" is hereby inserted after the word "territories" appearing the fourth line of Section 2(a) of the Technology Agreement.


 (d) The phrase "and other nations in North America in the footprint of AMRC's satellites launched for the XM System" is hereby inserted after the word "territories" appearing the fourth line of Section 2(b) of the Technology Agreement.

          (e) The following proviso is hereby added to the end of Section 5(a) of the Technology Agreement:

          provided, further, that the license of the WorldSpace Group to use
          -----------------
          such improvements in the United States shall be limited to the use of such improvements at the U.S.-based facilities for the WorldSpace Group's satellite DARS systems outside the United States.

          (f) The following parenthetical phrase is hereby added following the words "AMSC Licensed Technology" in Section 5(b) of the Technology Agreement:

          (other than in connection with any DARS satellite system)

          (g) The following parenthetical phrase is hereby added following the words "WorldSpace System" in clause (ii)(A) of Section 6(a) of the Technology Agreement :

          (solely to the extent such technology (and improvements) is used in the U.S.-based facilities for the WorldSpace Group's satellite DARS systems outside the United States.)

          3.  Irrevocable License.  The Parties hereby agree to amend the
              -------------------
Technology Agreement by (i) deleting the phrase "grants to AMRC a license" in the first line of Section 2(a) thereof, and inserts in its stead the phrase "grants to AMRC an irrevocable license" and (ii) deleting the phrase "grants to AMRC a license" in the first line of Section 2(b) thereof, and inserts in its stead the phrase "grants to AMRC an irrevocable license".

          4.  Subsequently-Developed Technologies.  The Parties hereby agree to
              -----------------------------------
amend the Technology Agreement to exclude the licensing of certain technologies developed after the fifth anniversary of the effective date of the Technology Agreement as follows:

          (a) Section 6(a) of the Technology Agreement is hereby amended by striking the word "hereafter" and inserting in its place "within five years after the date of this Agreement"

          (b) The following phrase is hereby added following the phrase "AMRC System" in the second line of Section 1(a)(iv)

          (which technologies shall have been developed within five years after the effective date of this Agreement)

          (c)  The Technology Agreement is hereby amended by the addition of new
Section 19 thereto as follows:

          19. AMRC and the WorldSpace Group shall, to the extent mutually desirable, enter into licensing arrangements on commercially reasonable terms with respect to AMRC-Developed Technology and technology developed by the WorldSpace Group, in each case developed after the fifth anniversary of the effective date of this Agreement.

          5.  Rights on Termination.  The Parties hereby agree to amend the
              ----------------------
Technology Agreement by deleting Section 11(c) therefrom.

          6.  Limitation on Damages.  The Parties hereby confirm that in the
              ---------------------
event of any breach of the Technology Agreement by XM, the damages payable by XM shall be limited to money damages only; accordingly equitable relief shall not be available and XM's irrevocable right to use the technology licensed thereunder shall not be terminated; provided however that this restriction on the application of equitable relief as a remedy shall not apply to any breach relating to XM's obligations to license technology or improvements to WorldSpace and AMSC

          7.  Effective Time.  This Amendment shall be effective upon the
              --------------
Closing under that certain Exchange Agreement dated as of June 6, 1999 between American Mobile, XM Holdings and WorldSpace, Inc.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their proper and duly authorized directors, officers or representatives as of the date and year first above written.


                                       WORLDSPACE MANAGEMENT CORPORATION


                                       By /s/ James R. Laramie
                                          ------------------------------------
                                       Name:  James R. Laramie
                                       Title: Secretary


                                       AMERICAN MOBILE SATELLITE CORPORATION

                                       By  /s/ Randy Segal
                                          -------
-----------------------------
                                       Name:  Randy Segal
                                       Title: Senior Vice President


                                       XM SATELLITE RADIO HOLDINGS, INC.


                                       By  /s/ Joseph M. Titlebaum
                                          -------------------------------------
                                       Name:  Joseph M. Titlebaum
                                       Title: SVP General Counsel and Secretary


                                       XM SATELLITE RADIO INC.


                                       By  /s/ Joseph M. Titlebaum
                                          -------------------------------------
                                       Name:  Joseph M. Titlebaum
                                       Title: SVP General Counsel and Secretary